Note 18 - Events After the Reporting Period	12 Months Ended
Dec. 31, 2024
Disclosure of non-adjusting events after reporting period [abstract]
Events After the Reporting Period

Note 18. Events After the Reporting Period

During January and February 2025, Opera granted a total of 1,853,450 RSUs to employees, which are scheduled to vest over the 2025-2028 period, and with a weighted average grant date fair value of $19.67. As a consequence of the dividend of $0.40 per share announced on December 12, 2024, and distributed on January 13, 2025, all unexercised RSU grants as of the record date were adjusted with the dividend yield, resulting in an increase of 65,572 RSUs. Subsequent to February 27, 2025, an exercise period under Opera’s share incentive plan took place from which 1,020,700 ADSs were transferred to Opera employees.